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Semi-Annual Report

January 31, 2000 (unaudited)


[PHOTO]


Domini Social Equity Fund (SM)


Domini [ART]
----------------------
SOCIAL INVESTMENTS

The Responsible Index Fund (SM)
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Table of Contents
Letter from the President .................................................    2
Domini News ...............................................................    5
Social Profiles ...........................................................    7
Performance Chart .........................................................   16


Domini Social Index Portfolio
Portfolio of Investments ..................................................   17
Statement of Assets and Liabilities .......................................   25
Statement of Operations ...................................................   26
Statement of Changes in Net Assets ........................................   27
Financial Highlights ......................................................   27
Notes to Financial Statements .............................................   28


Domini Social Equity Fund
Statement of Assets and Liabilities .......................................   30
Statement of Operations ...................................................   31
Statement of Changes in Net Assets ........................................   32
Financial Highlights ......................................................   33
Notes to Financial Statements .............................................   34
For More Information ......................................    Inside back cover

Letter from the President

Dear Fellow Shareholders:

We are pleased to report that for the six months ending January 31, 1999 the Domini Social Equity Fund returned 7.13%, outperforming the S&P 500, which returned 5.59%. In 1999, the Fund returned 22.63% outperforming the S&P for the third consecutive calendar year.

               ----------------------------------------------------
               Average Annual                              Since
               Total Return as     1 Year    5 Years     Inception
                of 12/31/99                               (6/3/91)
               ----------------------------------------------------
               Domini Social       22.63%     29.58%       19.79%
               Equity Fund

               S&P 500             21.04%     28.58%       19.43%
               ----------------------------------------------------

As a passively managed index fund, our fund attempts to reflect the performance of the market for U.S. equities available to the socially responsible investor. During the past 6 months, our portfolio benefited from an investing public seeking companies with higher earnings growth and strong price momentum. We also benefited from lower exposure to industries such as defense, aerospace, chemicals, and industrial and electrical equipment stocks and emphasis on companies in the semiconductor, computer software and hardware industries.

The six months ending January 31, 2000 were marked by an extreme divergence in stock returns. The Dow Jones Industrial Average rose a mere 3.5% while the technology-rich NASDAQ Composite rose over 49% in the period. Investors shrugged off the prospects for higher interest rates and fled to communications and technology companies where there continues to be strong growth potential. The Domini Social Equity Fund, while maintaining representation in most sectors of the economy, performed well in this market environment.

I am often asked to demonstrate the impact of socially responsible investing. It is a question that goes to the very real hope, shared by most of our investors, that through our fund they are participating in something that can help to build a world of economic justice and of environmental sustainability. Socially responsible investing has impact in a number of ways. Clearly, proxy voting and shareholder activism can create direct results. Community development investing can also result in nearly immediate improvements in people's lives. One aspect of social investing that is frequently left out of the "impact" debate is one that has arguably had the greatest impact -- social screening.

Over the past twenty or so years socially responsible investors have developed a sophisticated set of tools with which to evaluate the role of the corporation in society. Social investors are seeing corporations more clearly today than in the days when we

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                           Letter from the President

simply avoided industries that were inconsistent with our lifestyle or with our value systems. Although we still apply strict exclusionary screens to certain industries such as tobacco and nuclear power, we are now able to more carefully assess the many ways in which a company impacts all its stakeholders, through extremely sensitive qualitative screens developed over years of careful research and observation.

We are guided by the insight that while shareholders are the ultimate owners of a corporation, a more inclusive definition of "stakeholder" is required because each company's business practices also deeply affect communities, employees, customers, suppliers and the natural environment. Through stakeholder eyes, we look at each corporation and attempt to discern a corporate culture that recognizes these various constituencies and treats each fairly.

Much of the credit for the development and refinement of this new evaluative methodology must go to Kinder, Lydenberg, Domini & Co., Inc.(KLD), Domini Social Investments' affiliate organization. KLD's research is based on information that is widely available, quantifiable and is in some way significant. Once indicators of a company's social profile are collected, the team that maintains the Domini 400 Social Index, which this fund replicates, determines whether on balance the company meets the standards for inclusion. Generally speaking, outside of our exclusionary categories, no single indicator of positive or negative impact will tilt the scales. Rather, a pattern of caring or a pattern of neglect is sought.

KLD uses more than 100 indicators to build a social profile. When taken as a whole, a picture of the company's culture emerges. Consider the case of a company that supports its community's public institutions, has no recent class action litigation, no product safety problems, intentionally purchases products and services from firms owned by minorities or women, does not overpay the chief executive officer and utilizes fuel efficient techniques in manufacturing. Consider also that when controversies do arise, as they invariably will with even the best corporations, this company responds quickly and appropriately. It is clear that such a company has an on the ball management team and a pervasive and positive corporate culture. Through social impact assessment, critical information that is not reported in quarterly earnings reports and does not fall into any easy category on a balance sheet comes to light.

There is a phrase we have used in our brochures for many years now -- "where there is darkness, light a candle." The creation of baseline, ongoing systematic corporate accountability information is the single most profound and powerful impact our investors have. Social investors are lighting candles in boardrooms all over America by creating the demand for this information. Every year, we see more and more corporations respond by producing social and environmental reports and by

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                           Letter from the President

addressing the important issues they reference. Further, America's socially responsible investors have paved the way for similar funds globally. There are now over a dozen social funds in the United Kingdom, five in Japan, two in Australia, one in Malaysia, and new funds in Germany, France and Switzerland. We understand there is also one in formation in Mexico. Each of these is building and supporting culturally appropriate research. This in turn is leading to global assessment of the role of corporations in society. The "bottom line" is changing.

Socially responsible investors have a twenty-five year head start in thinking about the appropriate and positive role that the corporation can play in building a better tomorrow. We find ourselves now increasingly sought out for opinions on evaluative methodologies, and on new issues such as genetically modified food, and old issues with a new face, such as overseas contracting. It is an exciting moment in the history of our field and we at Domini Social Investments very much appreciate the support that you, our shareholders, have given us.

In this semi-annual report we will share with you short profiles of some companies in our portfolio that have demonstrated an innovative commitment to their local communities. We hope that these models will serve as examples for global operations of both US-based and international corporations as the world becomes one.

Thank you for your continued confidence in the Fund. We look forward to helping you to achieve both your financial and your broader goals throughout the years ahead.

Sincerely yours,


/s/ Amy Domini

Amy Domini
amy@domini.com

Past performance is no guarantee of future results. Total Return for the Domini Social Equity Fund (the "Fund") is based on the Fund's net asset value and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return and principal value to fluctuate. Thus if you decide to sell your shares, you may receive more or less than your original investment. The Standard & Poor's (S&P) 500 Index is an unmanaged index of common stocks used to portray the pattern of common stock movement based on the average performance of 500 widely held common stocks. Investors cannot invest directly in the S&P 500 Index. The numbers quoted represent actual mutual fund performance after all expenses. The Fund waived certain fees during the period and the Fund's average annual total return would have been lower had these not been waived. This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services
LLC, Distributor. 3/00

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Domini News

Shareholder Activism

Domini Social Investments filed 10 resolutions for the 2000 proxy season and has taken a lead role with four companies. We are engaged in dialogue with an additional five companies. This year our efforts have focused primarily on the issue of overseas sweatshops, and the environment. We recently withdraw our resolution with McDonald's in exchange for the company's agreement to publish a report on its website discussing its compliance program for its international vendors. We commend McDonald's for this important step and hope the company will choose to make a comprehensive report.

Proxy Voting

Last year, we became the first mutual fund manager in the country to publish its proxy voting record so that the public, and our shareholders, can see whether we are living up to our stated ideals as social investors. We are now entering our second season as a fully transparent voter and continue to encourage other mutual fund managers to follow our lead. Please visit www.domini.com and let us know if you agree with our decisions -- we'd love to hear your opinions.

We were heartened to learn of SEC Commissioner Paul Carey's remarks to the Investment Company Institute Procedure Conference in December on mutual fund proxy voting. The Investment Company Institute is the trade organization of the mutual fund industry. Speaking to an audience of mutual fund professionals, Commissioner Carey noted "at least three" entities that have begun providing voting information on their websites: Calpers, TIAA-Cref, and the Domini Social Equity Fund. Commissioner Carey asked his audience to "consider whether disclosing fund voting practices or policies would be useful information for your shareholders." Following standard SEC procedure when making public statements, the Commissioner noted that he was expressing his own views, and not that of the Commission. We do hope, however, that this is a sign of things to come from the SEC./1/ Read the complete speech online at www.sec.gov/news/speeches/spch335.htm.

----------
/1/ Remarks by Paul R.Carey, Commissioner, U.S.Securities & Exchange Commission to the Investment Company Institute Procedures Conference, December 9, 1999.

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                                  Domini News

Save the Whales!

In October 1999 we joined a boycott of Mitsubishi stock led by the International Fund for Animal Welfare and the National Resources Defense Council, to protest the company's longstanding plans to build the world's largest salt factory in Laguna San Ignacio, in Baja California Sur, Mexico, the last pristine breeding grounds for the Eastern Pacific Gray Whale. We have been informed by IFAW that Mitsubishi has agreed to cancel their plans. We offer our congratulations to IFAW and NRDC for a job well done, and our sincere thanks for bringing this issue to public attention. They have publicly commended Mitsubishi, and we join them in thanking Mitsubishi for doing the right thing. Learn more at www.savebajawhales.com, and send Mitsubishi your thanks.

Media Recognition

The word on socially responsible investing continues to spread. Since our Annual Report in July, SRI and the Domini Social Equity Fund has received coverage in such prominent publications as the Wall Street Journal, New York Times, Money Magazine, the Boston Globe, the Chicago Tribune and numerous websites, including CBSMarketwatch.com, CNBC Online and Businessweek Online.

Amy Domini was named one of Barron's "All Century Team" of "heavy hitters" of the mutual fund industry, joining an impressive roster of 25 individuals including Peter Lynch of Fidelity, John Bogle of Vanguard and Michael Lipper. Barron's credited Amy, the only woman to make the team, with "making socially responsible investing financially responsible as well." The article argued that the Domini 400 Social Index and the Domini Social Equity Fund put "the notion that good performance and goodness were mutually exclusive to the lie."/2/ Amy continues to appear regularly on CNBC, and has appeared on various radio stations and websites, including Morningstar.com and AOL Sage Online.

----------
/2/ Barron's Mutual Funds, Special Lipper Report on Fourth-Quarter Performance, January 10, 2000, "All-Stars: A look at the fund world's heaviest hitters." This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC,Distributor. 3/00

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Social Profiles

Community

The companies whose stock is held in the Domini Social Equity Fund's portfolio are measured against multiple standards for corporate account ability. We seek to avoid companies in the business of manufacturing alcohol and tobacco products as well as those that provide gambling services or equipment. We also seek to avoid companies that sell military weapons or are in the nuclear power industry. In addition, we evaluate a company's social profile by weighing both strengths and weaknesses in the areas of community impact, employee relations, the environment, product safety and usefulness, non-U.S.operations and diversity. The social research firm of Kinder, Lydenberg, Domini & Co.("KLD"), an affiliate of Domini Social Investments, is responsible for maintaining the Domini 400 Social Index and developing and applying its social screens.

In each of our Annual and Semi-Annual Reports to shareholders, we present brief social profiles of companies in our portfolio that we believe represent models of corporate responsibility. Our colleagues in the faith-based community have reflected that "in our understanding of global corporate responsibility, the community rather than the company is the starting point of economic life." Keeping that insight in mind, we present the following sampling of some particularly innovative charitable giving programs.

The profiles are preceded by a brief discussion of the importance of "innovative giving" and KLD's approach to this screen, which goes beyond the question of "how much" does a firm give, to ask the more subtle and important question of "how well" does a firm's charitable giving achieve its ends.

An Explanation of our "Innovative Giving" Screen

Charitable gifts are particularly effective if directed to groups promoting systematic solutions to social problems and seeking to develop self-sufficiency at a local level. Too often charitable giving inadvertently cultivates dependency on the grant giving organization and promotes short-term relief for the symptoms, rather than cures for the disease. Grants directed to the empowerment of community groups are, in KLD's view, a notably effective and efficient allocation of grants.

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                                Social Profiles

Traditionally, corporate giving programs have gone to education, hospitals and social service organizations, and the arts. As a percentage of total giving these causes have received on average approximately 50%, 30%, and 20% respectively of traditional corporate giving programs. Gifts to education have concentrated on higher education, often to well-established universities; gifts to social services have focused on support for the United Way and large well-established hospitals; and gifts to the arts on the largest and best-funded cultural organizations. KLD considers such giving praiseworthy, but not innovative.

Too rarely do corporations create a grant-giving program that sets out to identify innovative groups. In 1997, according to research by the National Network of Grantmakers, only 2.4% of a total $13.8 billion in foundation grants went to organizations working specifically with the economically disadvantaged or minority groups.

In KLD's view, corporate giving programs that take the time to identify and make grants to these innovative organizations are particularly strong and worthy of special mention. The types of organizations KLD looks for include those community-based groups working to help low-income women return to the workplace, to assist battered women or abused children gain control of their lives, to develop quality child care programs, to create housing affordable for low-income families, to help homeless families with food and shelter, to work with teen-agers at risk of dropping out of school, and to provide skills training to welfare recipients.

Of special note are long-term grants that provide operating support for community organizations, and companies that have opened their workplaces to federated drives that provide alternatives to the United Way.

Avon Products, Inc., based in New York City, manufactures and markets beauty and beauty-related products including cosmetics, fragrances, and toiletries, gifts and decorative products, apparel, fashion jewelry and accessories.

The company's Avon Products Foundation, founded in 1955, focuses its charitable giving on women's and children's issues. In FY 1998, the company made grants to several organizations including Magee Womancare International to develop a series of infomercials on women's health to be aired on Russian television; The Women's Commission for Refugee Women and Children, an organization that seeks to improve the lives of refugee women and children; the Business and Professional Women's

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                                Social Profiles


Foundation for a scholarship program for women seeking to reenter the work force; and the Support Center for Nonprofit Management to help women's organizations develop management.

Since 1987 Avon's annual Women of Enterprise award has provided six successful women business owners the opportunity to speak to women across the country about their experiences. Usually, women that receive the award have faced significant adversity, including abuse, disability, and poverty.

The company supports a program that, by paying for household expenses, allows single working mothers to attend college.

In 1993 Avon launched a five-year, cause-related marketing program in the U.S. called the Avon Breast Cancer Awareness Crusade under which Avon representatives sold pins for the benefit of numerous breast cancer education and early detection programs, especially in underserved communities. From 1993 to 1998, under the program, Avon representatives raised $25 million through sales of pins in the U.S., and $50 million for community-based women's health programs worldwide. In October 1998, the company announced that it planned to raise another $50 million by the year 2000.

Ben & Jerry's Homemade, Inc., is based in South Burlington, Vermont. The firm's "Ben & Jerry's Foundation" is remarkable in the corporate community for the innovation of its giving. The Foundation has a nine-member board of directors, which is composed of company employees chosen by their peers. Fifty percent of the foundation's giving is distributed nationally, 35% is distributed to programs in Vermont by employee-headed community action teams and 15% is distributed to socially oriented business groups such as Businesses for Social Responsibility.

Examples of the Foundation's generosity include a 1999 pledge to support the Child Care Fund of Vermont with donations of $25,000 that year and the next. Contributions in 1997 included $10,000 to Project ACCESS, which helps Hispanic farmworkers document pesticide abuses and develop policy advocates. The company sponsored the Indigo Girls Honor the Earth Tour in September 1997, which advocated, gathered support, and raised money for indigenous peoples' environmental groups. The tour focused on the issue of nuclear waste storage on Native American lands. The list of grant recipients in 1996 included the Bus Riders Union of Los Angeles, a multiracial, low-income group of transit-dependent people that organizes to improve public transportation.

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                                Social Profiles


Ben & Jerry's has given time off and training to its employees to work with the Vermont Campaign to End Childhood Hunger, an organization that promotes the implementation of school breakfasts in Vermont public schools. The company also has an alliance with the Children's Defense Fund to help raise awareness of children's needs. Employee teams at each of the company's five Vermont sites contribute a day of company time to a community project of their choice. Projects have included renovation of community athletic fields, a public library, and a playground.

Ben & Jerry's offers a unique franchise opportunity, called PartnerShops, to nonprofit organizations. The company waives the $30,000 franchise fee and offers its assistance and expertise in the start up and operation of the shop. The shop provides a source of employment in the community and revenues for the organization.

The firm has also committed resources to support for affordable housing programs. In 1997 the company reported it had invested a total of $1.77 million in five community development banks and five low-income housing projects. That same year, the company's foundation donated $10,000 to A'TOLL, Inc., of Oregon, a nonprofit organization that designs and implements innovative, alternative methods of affordable housing development.

Since 1991 Ben & Jerry's has paid premium prices (based on a five-year average of past prices) for milk and cream in order to support Vermont farmers.

Crown Cork & Seal Company, Inc., based in Philadelphia, manufactures metal food and beverage cans and ends, and plastic packaging. In 1994, the company, in partnership with corporations and community development organizations, formed a program aimed at revitalizing inner-city neighborhoods called the Philadelphia Area Accelerated Manufacturing Education Inc.(PhAME). Through this program, individuals are trained and employed as precision machinists while simultaneously studying, tuition free, for an associate degree in manufacturing technology from the Community College of Philadelphia. Participants may then pursue further study at Lehigh University. According to the Corporate Philanthropy Report, as of September 1998 the company had contributed a total of approximately $500,000 to PhAME. William Avery, the company's CEO, is the program's chair.

In 1991 a former chair of the company (who served from 1957 to 1990) established the Connelly Foundation, funded primarily with Crown stock. In 1998 the Foundation Center, a nonprofit information organization, added the Connelly Foundation to its list of the Top 100 Foundations ranked by total giving. The Center reported that the Connelly Foundation gave approximately $18.1 million in FY 1996.

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                                Social Profiles


In 1993 the company committed $1 million over several years to Project HOME, a partnership that provides permanent housing for the homeless in Philadelphia.

Cummins Engine Company, Inc., based in Columbus, Indiana, manufactures and markets diesel engines and natural gas engines for heavy-duty and mid-range trucks, bus and light commercial vehicles, construction, industrial, and marine equipment, power generation products and products for engine subsystems, including filtration and turbocharging products.

The firm gives to an unusual variety of causes, including the Center for Community Change, the Joint Neighborhood Project for children after school, and the Indiana Youth Institute for a research and advocacy center. The company's Consolidated Diesel subsidiary in Rocky Mount, North Carolina, has been involved in school reform and the development of recreational facilities there.

Cummins' community contributions have included $50,000 to the Cooperative Housing Foundation to support a housing program in Juarez, Mexico, $14,600 to Human Services in Columbus, Indiana, for a homeless shelter and $650,000 to the Columbus school district, where the company's headquarters are located, to support a local government initiative to put a computer in every classroom in the county.

The company has also provided operating support to ACCION-International, a nonprofit organization providing microbusiness loans to entrepreneurs in Hispanic neighborhoods in the U.S. And Latin America. The company's 1995 grants included $29,200 to the City of Columbus, Indiana, to support a diversity education program for the city's police force and $20,000 to the Chautauqua Striders, a mentor program.

The company has an alternative giving program, the Cummins Employees Combined Charities Fund, whereby employees may earmark counties and organizations of their choice for payroll deduction contributions.

Dollar General Corporation operates more than 3,595 small retail merchandise stores in 24 states, primarily in the midwestern and southeastern U.S. The company's stores sell basic merchandise to low-, middle-, and fixed-income families. In FY 1998, almost 50% of Dollar General's products cost one dollar or less. The company targets smaller communities, with approximately 68% of its stores in communities with populations of 25,000 or less. The firm is based in Nashville, Tennessee.

The company has a history of strongly supporting innovative literacy programs. The company's commitment to promoting literacy is motivated in part by a desire to honor

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                                Social Profiles


the founder of the company, J.L. Turner, who was functionally illiterate. The Dollar General Literacy Foundation was created in 1993 to assist literacy organizations throughout the company's 24-state market area. In late 1998, the Literacy Foundation reported that it served 2,900 persons in 31 programs across 18 states. Dollar General offers all company stores as sites for literacy programs, as well as GED classes and tests. Through 1996, the GED and Learn-to-Read programs had assisted more than 37,000 people. The company established NashvilleREAD, a program to coordinate literacy agencies in Nashville. The company set up a satellite campus in Scottsville, Kentucky, in conjunction with a local college in order to provide access to higher education for its workers. The company's stores serve as clearinghouses for the programs.

In 1993 the company opened a pilot store in the Sam Levy housing project, located in an economically disadvantaged neighborhood of Nashville, Tennessee. In partnership with the local government, the store provides literacy and employment training, and includes the availability of child-care. The program has since expanded to include two other stores in Nashville, one store in Knoxville, Tennessee and one store in Columbia, South Carolina. The company planned to open a sixth store with these programs in Mobile, Alabama in 1999.

General Mills Incorporated manufactures and markets packaged foods. The firm is based in Minneapolis, Minnesota.

In December 1997, General Mills announced a partnership with Glory Foods, a minority-owned food company, and The Stairstep Initiative, a community organization, to create a frozen food company called Siyeza, Inc. The facility is projected to create approximately 150 jobs by the year 2002 in the inner city of Minneapolis. As of January 1999, fifty new jobs had been created. Employees will have the opportunity to become part owners of the company. General Mills has committed to a $1.5 million interest-free loan to the new company and has assisted with business and marketing plans, legal advice, and package design. Over 25 years ago, General Mills helped found the Minnesota Metropolitan Economic Development Agency (MEDA) to encourage job creation by minority-owned businesses in the inner city.

In FY 1998 and 1997, the company donated over $9 million worth of General Mills products and made grants of approximately $100,000 to Second Harvest, a national food distribution network.

In February 1998, the National Committee for Responsive Philanthropy reported that the company was the top U.S. Company in grantmaking to programs for women and girls of color, donating $453,000 in FY 1997.

                                Social Profiles


A substantial portion of General Mills' foundation contributions (40% in 1997) goes to operating support for existing programs. It is unusual for foundations to support operating costs and indicates the company's long-term commitment to communities.

General Mills' foundation is also innovative in its support for education. In 1997 General Mills committed $2.1 million to "Challenge U," an innovative educational grants program for at-risk students who stay in school and succeed academically. At certain secondary schools in Minneapolis, Minnesota, and Toledo, Ohio, money is set aside for the college education of students in the program. At the same time, the secondary schools themselves are eligible for comparable grants. In 1998 the program was expanded to Lodi, California; Covington, Georgia; Vallejo, California; Buffalo, New York; and Albuquerque, New Mexico.

The company supplies significant funding for an Executive Leadership Council project, formed by leading African American corporate executives that provides information technology transfer to black colleges and universities.

In FY 1998, the foundation made grants to affordable housing initiatives, including the Twin Cities and Buffalo, New York Habitat for Humanity, and the Greater Minneapolis Metropolitan Housing Corporation. From 1986 through 1996, the foundation donated a total of $336,000 in grants to Habitat for Humanity.

The company has pledged that over 1,000 company employees will be involved in mentoring programs by the year 2000. The company provides matching grants for employee contributions to educational and other nonprofit institutions. In FY 1998, the company matched $1.7 million of employee and retiree contributions.

Polaroid Corporation, based in Cambridge, Massachusetts, designs, manufactures, and markets instant photographic cameras, films, electronic imaging devices, and polarized filters and lenses. In May 1998, the company announced the creation of a new sunglasses business subsidiary.

Polaroid's giving is unusual in its support of initiatives that address women's issues. In 1998 the company reported recent grants of $10,000 to the New Bedford Women's Center for programs that develop the confidence and abilities of women who are victims of domestic violence, $15,000 to Steppingstone, a program assisting women to build life improvement skills and $10,000 to Mujeres Unidas en Accion for a program that aims to improve the literacy and health of Latino women.

                                Social Profiles


In 1993 the company funded the start-up cost of the Jane Doe Safety Fund, a project of the Massachusetts Coalition of Battered Women's Service Group. It has participated in a Harvard School of Public Health study of ten corporate Employee Assistance Programs attempting to grapple with the effects of domestic violence in the workplace. In 1995 Polaroid, along with three other companies, founded the National Workplace Clearinghouse on Domestic Violence.

The company also sponsors educational symposia on domestic violence, funds counseling for batterers, has flexible personnel policies to assist women, and has trained approximately 15,000 law enforcement officers to use photography effectively as evidence in court.

Polaroid gives small grants to a wide variety of community-based educational organizations. In 1998 the company reported recent grants of $70,000 to United Front Child Development Programs; $15,000 to La Alianza Hispana for expenses associated with GED/ESL programs and employment training programs for Latinos; $10,000 to the Caribbean Foundation of Boston for home health aide certification and literacy instruction; and $10,000 to the Dorchester Bay Economic Development Corporation for the training of low-income teens in employable computer skills.

Through the company's Adopt-a-School program, employees are encouraged to spend time and promote environmental education by sharing their experiences and skills. Many of the company's facilities also host environmental programs for school groups.

As part of Polaroid's Volunteer Action Fund, employees who volunteer at least 50 hours of personal time per year at a single nonprofit organization may apply to the company foundation for a small grant for that organization.

Polaroid has been a sponsor of KidCare, a children's safety project of the National Center for Missing and Exploited Children. The company contributes its film and cameras for the creation of photo IDs for children and takes part in training events.

The Timberland Company, based in Stratham, New Hampshire, manufactures and markets footwear, accessories and apparel.

Timberland has developed a highly unusual relationship with City Year, a Boston-based community service organization for young adults. City Year has been widely praised as an "urban peace corps" that recruits young people to work on human service projects with city agencies. Jeffrey Swartz, the company's chief executive officer, serves on City Year's board of directors.

                                Social Profiles


In 1995 Timberland became the largest private contributor of funds to the organization, by pledging $5 million over five years. Timberland has also launched a line of apparel and accessories labeled "City Year Gear." The profits are divided between City Year and the company stores for a community service fund. The company provides City Year members with a full line of clothing and footwear. In 1997, as part of its larger commitment to the organization, Timberland pledged 5,000 pairs of boots and a $1 million challenge grant to City Year. Timberland has used City Year personnel to provide diversity training for Timberland's employees.

The firm stresses to all its employees that volunteerism is part of the company culture through a number of means, including publication of a company newsletter that focuses on its volunteer efforts. It allows all full time and part time employees up to 40 hours of paid time off annually to work on community service projects, half of which are chosen by the company and half by the employee. The company organizes volunteer projects for its employees in the United
States, including Puerto Rico, and for its employees in the Dominican Republic.

Timberland reported that its employees contributed approximately 17,000 hours of community service in 1997. The company has pledged that its employees will give 40,000 hours of community service by the year 2000 as part of its participation in the President's Summit for America's Future. In September 1998, the company received the Point of Light Foundation's Award for Excellence in Corporate Community Service. At the time of the award, the company had already logged 33,000 hours of community service for the calendar year.

In 1998 the company began a national advertising campaign to encourage community service among consumers. The company's website includes hyperlinks to help consumers find information about community service opportunities in their communities.

----------
Unlike other mutual funds, the Domini Social Equity Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio with an identical investment objective called the Domini Social Index Portfolio ("DSIP"). As of January 31,2000, these companies represented the following percentages of the DSIP: Avon Products, Inc., 0.001%; Ben & Jerry's Homemade, Inc., 0.001%; Crown Cork & Seal Co., Inc., 0.001%; Cummins Engine Co., inc., 0.001%; Dollar General Corporation, 0.001%; General Mills Inc., 0.001%; Polaroid Corp., 0.001%; The Timberland Co., 0.001%. The composition of the DSIP is subject to change.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment. This material must be accompanied or preceded by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 3/00

                    Comparison of $10,000 Investment in the
                   Domini Social Equity Fund and S&P 500/1/

                                    [GRAPH]
                            (Dollars in thousands)
---------------------------
Average Annual
Total Return
---------------------------

1 Year Ended          9.16%
---------------------------
5 Years Ended        27.34%
---------------------------
Inception (6/3/91)
to 1/31/00 /2/       18.81%

                  Domini Social Equity Fund/2/      S&P 500
6/30/91                     10                        10
10/30/91                    10.59134                  10.67656
1/31/92                     11.26964                  11.20443
4/30/92                     11.26964                  11.45136
7/31/92                     11.80416                  11.8094
10/31/92                    12.2204                   11.74513
1/31/93                     12.89376                  12.39685
4/30/93                     12.62491                  12.52083
7/31/93                     12.96598                  12.8416
10/31/93                    13.6461                   13.50023
1/31/94                     13.94968                  13.99337
4/30/94                     13.2057                   13.18614
7/31/94                     13.36719                  13.50288
10/31/94                    13.85207                  14.02062
1/31/95                     13.97643                  14.05953
4/30/95                     15.20832                  15.47674
7/31/95                     16.72338                  17.01578
10/31/95                    17.41034                  17.7157
1/31/96                     18.85141                  19.49132
4/30/96                     19.48813                  20.1598
7/31/96                     19.08306                  19.83869
10/31/96                    21.20848                  21.98457
1/31/97                     23.9672                   24.63018
4/30/97                     24.76304                  25.21475
7/31/97                     29.38935                  30.15839
10/31/97                    28.15276                  29.05176
1/31/98                     30.95879                  31.24764
2/28/98                     33.252                    33.493
3/31/98                     34.63                     35.212
4/30/98                     34.815                    35.579
5/31/98                     34.167                    34.959
6/30/98                     35.927                    36.379
7/31/98                     35.73                     35.992
8/31/98                     30.451                    30.781
9/30/98                     32.396                    32.753
10/31/98                    35.221                    35.417
11/30/98                    37.525                    37.564
12/31/98                    40.372                    39.728
1/31/99                     42.871                    41.389
2/28/99                     40.947                    40.103
3/31/99                     42.273                    41.708
4/30/99                     43.294                    43.323
5/31/99                     42.320                    42.300
6/30/99                     45.009                    44.648
7/31/99                     43.683                    43.254
8/31/99                     43.554                    43.038
9/30/99                     42.145                    41.858
10/31/99                    44.975                    44.507
11/30/99                    46.653                    45.411
12/31/99                    49.506                    48.086
1/31/2000                   46.799                    45.67

Past performance is not predictive of future results.


1 The performance information in this chart represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 is an unmanaged index used to portray the pattern of common stock movement based on the average performance of 500 widely held common stocks. The index does not pay expenses.

2 The Fund began investing in the stocks comprising the Domini 400 Social Index on June 3, 1991. The above chart begins on June 30, 1991.

Domini Social Index Portfolio

Portfolio of Investments

January 31, 2000 (unaudited)

Issuer                                                  Shares           Value
------                                                  ------           -----
Basic Materials-- 1.1%
Air Products & Chemicals, Inc. .............            57,800       $ 1,712,325
Alcoa, Inc. ................................            92,400         6,439,125
Bemis Company, Inc. ........................            13,100           413,469
Cabot Corporation ..........................            16,500           396,000
Calgon Carbon Corporation ..................             9,300            67,425
Caraustar Industries, Inc. .................             6,400           123,600
Catalytica, Incorporated (b) ...............             9,300           133,106
Consolidated Papers, Inc. ..................            22,500           621,563
Echo Bay Mines Ltd. ........................            33,400            43,838
Ecolab Inc. ................................            32,400         1,140,075
Fuller (H.B.) Company ......................             3,500           227,500
IMCO Recycling Inc. ........................             3,800            43,225
Mead Corporation ...........................            25,700           957,325
Minerals Technologies Inc. .................             5,100           230,138
Nucor Corporation ..........................            21,850         1,087,038
Praxair, Inc. ..............................            40,100         1,626,556
Ryerson Tull, Inc. .........................             6,400           122,000
Sigma-Aldrich Corporation ..................            25,100           840,850
Sonoco Products Company.....................            25,345           506,900
Stillwater Mining Company (b) ..............             9,500           338,438
Westvaco Corporation .......................            25,100           688,681
Worthington Industries, Inc. ...............            22,100           319,069
                                                                      ----------
                                                                      18,078,246
                                                                      ----------

Capital Goods-- 2.1%
Ault Incorporated (b) ......................               500             3,906
Avery Dennison Corporation .................            28,400         1,924,100

Issuer                                                  Shares           Value
------                                                  ------           -----
Capital Goods-- Continued
Baldor Electric Company ....................             9,100       $   155,269
Brady Corporation ..........................             5,800           164,938
CLARCOR Inc. ...............................             5,750            99,906
Cooper Industries, Inc. ....................            23,500           901,813
Cross (A.T.) Company (b) ...................             4,000            19,500
Crown Cork & Seal Company, Inc. ............            30,200           613,438
Cummins Engine Company, Inc. ...............            10,400           397,800
Deere & Company ............................            58,900         2,573,194
Dionex Corporation (b) .....................             5,400           155,250
Emerson Electric Co. .......................           109,600         6,034,850
Fastenal Company (b) .......................             9,500           415,625
Graco Inc. .................................             4,975           152,981
Granite Construction Incorporated ..........             6,550           130,591
Herman Miller, Inc. ........................            19,800           431,888
HON Industries, Inc. .......................            14,700           282,975
Hubbell Incorporated .......................            16,160           419,150
Hunt Corporation ...........................             1,600            16,000
Hutchinson Technology Incorporated (b) .....             5,700            92,625
Illinois Tool Works Inc. ...................            75,800         4,434,300
Ionics, Inc. (b) ...........................             3,900           115,538
Isco, Inc. (b) .............................               800             4,300
Lawson Products, Inc. ......................             2,300            52,900
Leggett & Platt, Inc. ......................            49,500           891,000
Merix Corporation (b) ......................             1,500            21,000
Milacron Inc. ..............................             8,600           103,738
Millipore Corporation ......................            11,400           488,063
Molex Incorporated .........................            39,537         2,011,445
Moore Corporation ..........................            21,100           122,644
National Service Industries, Inc. ..........            10,300           256,213
New England Business Service, Inc. .........             3,300            64,969

                          January 31, 2000 (unaudited)

Issuer                                                  Shares           Value
------                                                  ------           -----
Capital Goods -- Continued
Nordson Corporation ........................             4,200       $   180,600
Osmonics, Inc. (b) .........................             3,300            28,050
Pitney Bowes Inc. ..........................            66,900         3,278,100
Sealed Air Corporation (b) .................            20,900         1,173,013
Smith (A.O.) Corporation ...................             5,400           106,313
Solectron Corporation (b) ..................            73,900         5,366,988
Spartan Motors, Inc. .......................             1,700             6,906
Standard Register Company ..................             6,700           103,850
Steelcase Inc. .............................             5,700            64,838
Thomas & Betts Corporation .................            14,600           444,388
Thomas Industries Inc. .....................             3,800            70,775
Watts Industries, Inc. .....................             6,300            95,288
                                                                      ----------
                                                                      34,471,018
                                                                      ----------

Communication Services -- 9.2%
AT&T Corp. .................................           805,877        42,510,012
Bell Atlantic Corporation ..................           391,622        24,256,088
BellSouth Corporation ......................           474,700        22,340,569
Citizens Utilities Company .................            65,367           968,249
SBC Communications Inc. .....................          860,328        37,101,645
Sprint Corporation .........................           219,800        14,218,313
Telephone and Data Systems, Inc. ...........            15,600         1,622,400
U S West, Inc. .............................           127,441         8,474,826
                                                                     -----------
                                                                     151,492,102
                                                                     -----------

Consumer Cyclicals -- 11.2%
American Greetings Corporation .............            16,100           356,213
Angelica Corporation .......................             2,100            19,425
Apogee Enterprises, Inc. ...................             6,700            30,988
AutoZone, Inc. (b) .........................            36,800           966,000
Bandag, Incorporated .......................             5,300           126,206
Banta Corporation ..........................             6,550           124,450
Bassett Furniture Industries ...............             2,900            38,425

Issuer                                                  Shares           Value
------                                                  ------           -----
Consumer Cyclicals -- Continued
Black & Decker Corporation .................            21,900       $   877,369
Block (H&R), Inc. ..........................            24,500         1,056,563
Brown Shoe Company, Inc. ...................             4,400            45,650
Centex Corporation .........................            14,800           325,600
Champion Enterprises, Inc. (b)..............            11,600            89,175
Charming Shoppes, Inc. (b) .................            25,300           172,356
Cintas Corporation .........................            27,800         1,302,258
Circuit City Stores, Inc. ..................            51,300         1,975,050
Claire's Stores, Inc. ......................            12,300           230,625
Cooper Tire and Rubber Company .............            19,000           248,188
Costco Wholesale Corporation (b) ...........           111,930         5,477,574
Dana Corporation ...........................            41,100           965,850
Delphi Automotive Systems Corp. ............           142,500         2,467,031
DeVry Inc. (b) .............................            17,500           322,656
Dillard, Inc. ..............................            26,700           512,306
Dollar General Corporation .................            67,101         1,425,896
Donnelly Corporation .......................             1,400            18,463
Dow Jones & Company ........................            22,600         1,401,200
Enesco Group, Inc. .........................             3,400            33,363
Fedders Corporation ........................             8,500            44,625
Federal-Mogul Corporation ..................            18,100           273,763
Fleetwood Enterprises, Inc. ................             8,500           138,656
Gap, Inc. (The) ............................           215,987         9,651,919
Genuine Parts Company ......................            44,500         1,073,563
Gibson Greetings, Inc. (b) .................             3,800            33,250
Handleman Company (b) ......................             7,200            75,600
Harcourt General ...........................            17,900           716,000
Harland (John H.) Company ..................             7,200           120,600

                          January 31, 2000 (unaudited)

Issuer                                                  Shares           Value
------                                                  ------           -----
Consumer Cyclicals -- Continued
Harman International
 Industries, Inc. ..........................             4,230       $   246,926
Hartmarx Corporation (b) ...................             7,800            23,888
Hillenbrand Industries, Inc. ...............            16,500           561,000
Home Depot, Inc. ...........................           580,697        32,881,968
Huffy Corporation ..........................             2,500            14,219
IMS Health Incorporated ....................            77,300         1,734,419
Interface, Inc. ............................            12,800            62,400
Jostens, Inc. ..............................             8,000           187,500
Kaufman & Broad Home Corporation ...........            11,500           249,406
Kmart Corporation (b).......................           123,500         1,034,313
Lands' End, Inc. (b) .......................             7,600           261,725
Lee Enterprises, Inc. ......................            11,200           297,500
Lillian Vernon Corporation .................             2,200            25,575
Limited, Inc.(The) .........................            54,200         1,663,263
Liz Claiborne, Inc. ........................            14,800           500,425
Lowe's Companies, Inc. .....................            96,400         4,301,850
Marriott International, Inc. ...............            62,700         1,947,619
Mattel, Inc. ...............................           105,285         1,098,912
May Department Stores Company ..............            84,300         2,623,838
Maytag Corporation .........................            21,600           874,800
McGraw-Hill Companies, Inc. ................            49,500         2,775,094
Media General, Inc. ........................             6,700           348,819
Men's Wearhouse, Inc. (b) ..................            10,500           250,688
Meredith Corporation........................            13,000           455,000
Modine Manufacturing Company ...............             7,100           175,725
New York Times Company .....................            43,100         1,969,131
Nordstrom, Inc. ............................            34,700           763,400
Omnicom Group Inc. .........................            44,800         4,197,200
Oshkosh B'Gosh, Inc. .......................             3,800            68,875
Penney (J.C.) Company, Inc. ................            65,600         1,287,400

Issuer                                                  Shares           Value
------                                                  ------           -----
Consumer Cyclicals -- Continued
Pep Boys - Manny, Moe & Jack ...............            12,600       $    91,350
Phillips-Van Heusen Corporation ............             6,600            44,550
Reebok International Ltd. (b) ..............            13,400            98,825
Rouse Company (The) ........................            18,000           400,500
Russell Corporation ........................             7,900           118,006
Scholastic Corporation (b) .................             4,100           264,450
Sears, Roebuck and Co. .....................            95,300         2,948,344
Service Corporation International ..........            68,000           310,250
Shaw Industries, Inc. ......................            33,000           447,563
Sherwin-Williams Company (The) .............            41,800           736,725
Skyline Corporation ........................             2,200            45,375
Snap-On Incorporated .......................            16,250           436,719
Springs Industries, Inc. ...................             4,300           156,413
SPX Corporation (b) ........................             7,715           570,910
Stanley Works (The) ........................            22,600           567,825
Staples, Inc. (b) ..........................           117,100         2,788,444
Stride Rite Corporation ....................            11,200            67,900
Tandy Corporation ..........................            48,800         2,385,100
Target Corporation (b) .....................           111,100         7,339,544
Tennant Company ............................             2,100            68,250
Timberland Company (The) (b) ...............             5,200           192,400
Times Mirror Company .......................            17,200         1,018,025
TJX Companies, Inc. ........................            78,500         1,280,530
Toro Company ...............................             3,000           101,810
Toys `R' Us, Inc. (b) ......................            61,220           631,330
Venator Group, Inc. (b) ....................            35,000           210,000
VF Corporation .............................            29,500           765,155
Wal-Mart Stores, Inc. ......................         1,122,300        61,445,925
Washington Post Company ....................             2,600         1,430,000
Wellman, Inc. ..............................             8,500           147,687
Whirlpool Corporation ......................            18,600         1,083,450
                                                                     -----------
                                                                     183,813,089
                                                                     -----------

                          January 31, 2000 (unaudited)

Issuer                                                  Shares           Value
------                                                  ------           -----
Consumer Staples -- 13.7%
Alberto-Culver Company .....................            14,000       $   343,875
Albertson's, Inc. ..........................           106,800         3,270,750
Avon Products, Inc. ........................            64,400         2,048,725
Ben & Jerry's Homemade, Inc. (b) ...........             1,200            27,300
Bergen Brunswig Corporation ................            33,536           220,080
Bestfoods ..................................            70,300         3,058,050
Bob Evans Farms, Inc. ......................            10,400           165,100
Campbell Soup Company ......................           107,900         3,392,106
Church & Dwight Co., Inc. ..................             9,800           216,213
Clorox Company .............................            59,600         2,845,900
Coca-Cola Company ..........................           622,900        35,777,819
Colgate-Palmolive Company ..................           146,900         8,703,825
Comcast Corporation (b) ....................           218,800        10,064,800
CVS Corporation ............................            98,800         3,451,825
Darden Restaurants, Inc. ...................            32,800           520,700
Deluxe Corporation .........................            18,400           492,200
Disney,Walt Company (The) ..................           520,100        18,886,131
Donnelley (R.R.) & Sons Company.............            31,500           691,031
Fleming Companies, Inc. ....................             8,900            89,000
Fort James Corporation .....................            54,700         1,463,225
General Mills Incorporated .................            76,600         2,388,963
Gillette Company ...........................           270,500        10,177,563
Great Atlantic & Pacific Tea Company, Inc. .             9,700           267,963
Hannaford Bros. Co. ........................            10,700           750,338
Heinz (H.J.) Company .......................            90,400         3,361,750
Hershey Foods Corporation ..................            34,900         1,483,250
Kellogg Company ............................           102,200         2,478,350
Kelly Services, Inc. .......................             9,075           229,144

Issuer                                                  Shares           Value
------                                                  ------           -----
Consumer Staples -- Continued
Kimberly-Clark Corporation .................           137,264       $ 8,501,789
Kroger Co. (b) .............................           209,800         3,645,275
Longs Drug Stores Corporation ..............             9,400           202,100
Luby's, Inc. ...............................             5,400            59,063
McDonald's Corporation .....................           341,500        12,699,531
MediaOne Group, Inc.(b) ....................           154,300        12,266,850
Nature's Sunshine Products, Inc. ...........             3,800            33,250
Newell Rubbermaid Inc. .....................            71,178         2,135,340
Odwalla, Inc. (b) ..........................               500             3,531
Oneida Ltd. ................................             4,000            84,500
PepsiCo, Inc. ..............................           367,100        12,527,288
Procter & Gamble Company ...................           331,400        33,429,975
Quaker Oats Company ........................            33,700         2,000,938
Ralston Purina Company .....................            81,600         2,289,900
Ruby Tuesday, Inc. .........................             7,400           138,750
Ryan's Family Steakhouse, Inc. (b) .........             8,400            75,075
Smucker (J.M.) Company .....................             7,000           122,500
Starbucks Corporation (b) ..................            45,600         1,459,200
SUPERVALU Inc. .............................            34,600           622,800
SYSCO Corporation ..........................            83,100         2,955,244
TCBY Enterprises, Inc. .....................             4,100            13,837
Tootsie Roll Industries, Inc. ..............             8,320           262,080
Tupperware Corporation .....................            13,800           225,113
Viacom, Inc. (b) ...........................            34,900         1,947,854
Walgreen Company ...........................           253,100         6,991,887
Wendy's International, Inc. ................            30,000           564,375
Whitman Corporation ........................            35,500           445,968
Whole Foods Market, Inc. (b) ...............             6,400           294,400

                          January 31, 2000 (unaudited)

Issuer                                                  Shares           Value
------                                                  ------           -----
Consumer Staples -- Continued
Wild Oats Markets, Inc.(b) .................             5,550       $    91,575
Wrigley (Wm.) Jr. Company ..................            29,200         2,277,600
                                                                     -----------
                                                                     225,233,564
                                                                     -----------

Energy -- 0.6%
Anadarko Petroleum Corporation .............            32,200         1,056,563
Atlantic Richfield Company .................            81,400         6,267,800
Helmerich & Payne, Inc. ....................            12,500           293,750
Rowan Companies, Inc.(b) ...................            20,800           471,900
Santa Fe Snyder Corporation (b) ............            45,500           332,719
Sunoco, Inc.................................            22,500           518,906
Union Pacific Resources Group, Inc..........            63,000           693,000
                                                                       ---------
                                                                       9,634,638
                                                                       ---------

Financials -- 13.9%
Aetna, Inc .................................            39,070         2,080,478
AFLAC Inc. .................................            67,100         2,914,656
American Express Company ...................           112,900        18,607,331
American General Corporation ...............            62,362         3,831,365
American International Group, Inc...........           390,437        40,654,253
Bank One Corporation .......................           289,285         8,624,310
Capital One Financial Corporation ..........            49,700         2,037,700
Chittenden Corporation .....................             6,761           191,421
Chubb Corporation
                                                        44,400         2,497,500
CIGNA Corporation ..........................            48,600         3,487,050
Cincinnati Financial Corporation ...........            41,085         1,181,194
Dime Bancorp, Inc...........................            28,400           401,150
Edwards (A.G.), Inc.........................            23,387           774,694
Fannie Mae .................................           258,500        15,493,844
Fifth Third Bancorp ........................            77,825         5,165,634

Issuer                                                  Shares           Value
------                                                  ------           -----
Financials -- Continued
First Tennessee National Corporation .......            32,900       $   859,513
Firstar Corporation ........................           247,200         5,901,900
FirstFed Financial Corp.(b) ................             4,000            52,250
Freddie Mac ................................           175,300         8,797,869
Golden West Financial ......................            40,600         1,195,163
Household International, Inc. ..............           118,546         4,178,747
HSB Group, Inc. ............................             7,350           202,584
Jefferson-Pilot Corporation ................            26,450         1,553,938
Lincoln National Corporation ...............            49,300         1,821,019
Marsh & McLennan Companies, Inc. ...........            67,250         6,321,500
MBIA Inc. ..................................            25,100         1,256,569
MBNA Corporation ...........................           202,250         5,106,813
Mellon Financial Corp. .....................           128,300         4,402,294
Merrill Lynch & Co., Inc. ..................            93,500         8,111,125
MGIC Investment Corporation ................            27,000         1,257,188
Morgan (J.P.) & Co. Incorporated ...........            43,700         5,366,906
National City Corporation ..................           155,500         3,362,688
Northern Trust Corporation .................            56,100         3,387,038
PNC Bank Corp. .............................            74,800         3,590,400
Progressive Corporation (The) ..............            18,300         1,139,175
Providian Financial Corporation ............            35,800         3,020,625
ReliaStar Financial Corp. ..................            22,400           665,000
SAFECO Corporation .........................            32,500           796,250
Schwab (Charles) Corporation ...............           206,800         7,457,724
SLM Holding Corporation ....................            40,100         1,561,393
St.Paul Companies, Inc. (The) ..............            57,364         1,731,675

                          January 31, 2000 (unaudited)

Issuer                                                  Shares           Value
------                                                  ------           -----
Financials -- Continued
SunTrust Banks, Inc. .......................            80,700       $ 4,806,694
Synovus Financial Corp. ....................            69,950         1,329,050
Torchmark Corporation ......................            32,900           828,669
U.S. Bancorp................................           183,500         4,071,405
UnumProvident Corp..........................            60,500         1,618,375
Value Line, Inc. ...........................             2,400            88,200
Wachovia Corporation .......................            51,100         3,273,594
Washington Mutual, Inc......................           145,602         3,694,650
Wells Fargo & Company ......................           414,200        16,568,000
Wesco Financial Corporation ................             1,800           477,000
                                                                     -----------
                                                                     227,795,563
                                                                     -----------

Healthcare -- 7.7%
Acuson Corporation (b) .....................             6,400            86,400
ADAC Laboratories (b) ......................             4,900            64,313
Allergan, Inc. .............................            33,200         1,892,400
ALZA Corporation (b) .......................            25,500           910,031
Becton Dickinson and Company ...............            63,100         1,652,431
Biomet, Inc. ...............................            28,500         1,134,656
Boston Scientific Corporation (b) ..........           104,600         2,170,450
Forest Laboratories, Inc. (b) ..............            21,100         1,424,250
Guidant Corporation (b) ....................            77,500         4,078,438
Humana Inc. (b) ............................            41,900           335,200
Johnson & Johnson ..........................           350,700        30,182,119
Mallinckrodt Inc. ..........................            17,600           507,100
Manor Care, Inc. (b) .......................            25,600           340,800
McKesson HBOC, Inc .........................            71,020         1,460,349
Medtronic,Inc ..............................           301,500        13,793,625
Merck & Co., Inc ...........................           589,500        46,459,969
Mylan Laboratories, Inc. ...................            32,600           867,975
Oxford Health Plans, Inc. (b) ..............            20,600           292,263
Schering-Plough Corporation ................           370,500        16,302,000
St. Jude Medical, Inc. (b) .................            21,000           521,063

Issuer                                                  Shares           Value
------                                                  ------           -----
Healthcare -- Continued
Stryker Corporation ........................            24,500       $ 1,543,500
Sunrise Medical Inc. (b) ...................             5,300            25,175
United American Healthcare Corporation (b) .               800             1,000
Watson Pharmaceuticals, Inc. (b) ...........            24,200           975,561
                                                                     -----------
                                                                     127,021,068
                                                                     -----------

Industrial, Construction & Housing -- 0.1%
American Power Conversion (b) ..............            48,200         1,330,021
                                                                       ---------
                                                                       1,330,021
                                                                       ---------

Natural Resources -- 0.1%
Apache Corporation .........................            28,800         1,051,200
                                                                       ---------
                                                                       1,051,200
                                                                       ---------

Technology -- 36.8%
3Com Corporation (b) .......................            88,100         4,471,075
Adaptec, Inc. (b) ..........................            25,600         1,340,800
ADC Telecommunications, Inc. (b) ...........            37,700         2,485,844
Advanced Micro Devices, Inc. (b) ...........            36,800         1,334,000
Analog Devices, Inc. (b) ...................            44,000         4,114,000
Apple Computer, Inc. (b) ...................            40,600         4,212,250
Applied Materials, Inc. (b) ................            95,400        13,093,650
Arrow Electronics, Inc. (b) ................            23,900           501,900
Autodesk, Inc. .............................            15,300           467,606
Automatic Data Processing, Inc. ............           157,674         7,479,660
Avnet, Inc .................................            10,400           558,350
BMC Software, Inc. (b) .....................            61,100         2,314,163
Ceridian Corporation (b) ...................            36,200           579,200
Cisco Systems, Inc. ........................           825,000        90,337,500
Compaq Computer Corporation ................           428,788        11,738,072
Computer Associates International, Inc. ...           135,900         9,334,631

                          January 31, 2000 (unaudited)

Issuer                                                  Shares           Value
------                                                  ------           -----
Technology -- Continued
Compuware Corporation (b) ..................            90,300      $  1,913,231
CPI Corp. ..................................             2,400            53,550
Dell Computer Corporation (b) ..............           640,800        24,710,850
EMC Corporation (b) ........................           256,600        27,327,900
Gerber Scientific Inc. .....................             5,300            98,713
Grainger (W.W.), Inc. ......................            23,400         1,121,738
Hewlett-Packard Company ....................           257,000        27,820,250
Ikon Office Solutions, Inc. ................            37,600           303,150
Inprise Corporation (b) ....................            14,600           178,850
Intel Corporation ..........................           842,600        83,364,738
Lexmark International Group, Inc. (b) ......            32,200         3,034,850
LSI Logic Corporation (b) ..................            37,500         3,065,625
Lucent Technologies, Inc. ..................           790,200        43,658,550
Micron Technology, Inc. (b) ................            68,100         4,234,969
Microsoft Corporation (b) ..................         1,301,400       127,374,525
National Semiconductor Corporation (b) .....            43,300         2,273,250
Novell, Inc. (b) ...........................            84,000         2,803,500
Paychex, Inc. ..............................            62,200         2,740,688
PE Corp-PE Biosystems Group (b) ............             6,550         1,319,416
PeopleSoft, Inc. (b) .......................            67,700         1,523,250
Polaroid Corporation .......................            10,600           251,750
QRS Corporation (b) ........................             3,400           245,650
Qualcomm Inc. (b) ..........................           166,400        21,132,800
Sanmina Corporation (b) ....................            14,700         1,561,875
Scientific-Atlanta, Inc. ...................            19,800         1,525,838
Shared Medical Systems Corporation .........             6,700           296,475
Sun Microsystems, Inc. (b) .................           394,000        30,953,625
Symantec Corporation (b) ...................            14,500           725,906

Issuer                                                  Shares           Value
------                                                  ------           -----
Technology -- Continued
Tektronix, Inc. ............................            11,700      $    474,581
Tellabs, Inc. (b) ..........................           101,500         5,481,000
Texas Instruments Incorporated .............           202,300        21,823,113
Xerox Corporation ..........................           167,500         3,496,560
Xilinx, Inc. (b) ...........................            80,400         3,678,300
                                                                     -----------
                                                                     604,931,767
                                                                     -----------

Transportation -- 0.8%
Airborne Freight Corporation ...............            12,300           238,313
Alaska Air Group, Inc. (b) .................             6,700           213,563
AMR Corporation (b) ........................            40,900         2,200,931
Consolidated Freightways Corporation (b) ...             4,700            27,319
Delta Air Lines, Inc. ......................            34,600         1,602,413
FDX Holding Corporation (b) ................            75,300         2,979,056
GATX Corporation ...........................            12,400           356,500
Norfolk Southern Corporation ...............            96,000         1,632,000
Roadway Express, Inc. ......................             4,700           108,100
Ryder System, Inc. .........................            16,800           370,650
Southwest Airlines Co. .....................           127,175         2,026,852
UAL Corporation (b) ........................            13,400           765,475
Yellow Corporation (b) .....................             6,000            91,500
                                                                      ----------
                                                                      12,612,672
                                                                      ----------

Utilities -- 8.77%
AGL Resources Inc. .........................            14,400           246,600
American Water Works, Inc. .................            24,000           582,000
Cascade Natural Gas Corporation ............             2,600            38,513
Cleco Corporation ..........................             5,500           184,938
Connecticut Energy Corporation .............             2,500           103,594
Eastern Enterprises (b) ....................             6,800           388,875
El Paso Energy Corporation .................            57,600         1,857,600
Energen Corporation ........................             6,900           119,025
Enron Corp. ................................           180,500        12,172,469

                          January 31, 2000 (unaudited)

Issuer                                                  Shares           Value
------                                                  ------           -----
Utilities-- Continued
Equitable Resources,
 Inc........................................             8,100       $   279,450
IDACORP Inc.................................             9,500           318,844
KeySpan Corporation.........................            33,700           789,844
LG&E Energy Corp. ..........................            32,200           547,400
MCN Energy Group,Inc........................            21,300           548,475
National Fuel Gas Company ..................             9,700           432,256
New Century Energies, Inc. .................            28,900           836,290
NICOR Inc. .................................            11,800           404,150
Northwest Natural Gas Company ..............             5,800           118,900
Northwestern Corporation....................             5,300           117,263
OGE Energy Corp.............................            19,400           394,060

Issuer                                                  Shares           Value
------                                                  ------           -----
Utilities-- Continued
Peoples Energy
 Corporation................................             8,900           278,125
Potomac Electric Power Company..............            29,600           714,100
Questar Corporation.........................            20,600           315,425
Washington Gas Light Company................            11,600           291,450
Williams Companies, Inc.....................           109,600         4,247,000
                                                                      ----------
                                                                      26,326,646
                                                                      ----------

Total Investments (a)
98.8% ......................................                      $1,623,791,594
Other Assets, less liabilities--1.2% .......                          20,324,234
                                                                      ----------
Net Assets--100.0% .....................................          $1,644,115,828
            =====                                                 ==============

----------

(a) The aggregate cost for book and federal income tax purposes is $1,184,250,167, the aggregate gross unrealized appreciation is $506,503,389 and the aggregate gross unrealized depreciation is $66,960,960, resulting in net unrealized appreciation of $439,541,427.
(b)  Non-income producing security.

Domini Social Index Portfolio
Statement of Assets and Liabilities
January 31, 2000 (unaudited)

ASSETS:
  Investments at value (Cost $1,184,250,167) ...............      $1,623,791,594
  Cash .....................................................          17,711,370
  Receivable for securities sold ...........................           1,611,720
  Dividends receivable .....................................           1,335,971
                                                                   -------------
    Total assets ...........................................       1,644,450,655
                                                                   -------------

LIABILITIES:
  Accrued expenses (Note 2) ................................             334,827
                                                                         -------
Total liabilities ..........................................             334,827
                                                                         -------

NET ASSETS APPLICABLE TO INVESTORS'
  BENEFICIAL INTERESTS .....................................      $1,644,115,828
                                                                  ==============

                       See Notes to Financial Statements

Domini Social Index Portfolio

Statement of Operations

Six Months Ended January 31, 2000 (unaudited)

INVESTMENT INCOME
 Dividends (net of foreign withholding
  tax of $304) ...................................                    $7,028,645

EXPENSES
 Management fee (Note 2) .........................     $1,504,680
 Professional fees ...............................         52,157
 Custody fees (Note 3) ...........................        165,296
 Trustee fees ....................................          9,308
 Miscellaneous ...................................          2,365
                                                           -----
 Total expenses ..................................      1,733,806
  Fees paid indirectly ...........................      (152,700)
  Expenses paid and fee waived by manager ........       (47,176)
                                                       ---------       ---------
  Net expenses ...................................                     1,533,930
                                                                       ---------

NET INVESTMENT INCOME ............................                     5,494,715
Net realized gain on investments
 Proceeds from sales .............................   $26,354,461
 Cost of securities sold .........................    24,419,372
  Net realized gain on investments ...............                     1,935,089

Net changes in unrealized appreciation
  of investments
 Beginning of period .............................   $338,923,398
 End of period ...................................    439,541,427
                                                      -----------
  Net change in unrealized appreciation ..........                   100,618,029
                                                                     -----------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS .......................                  $108,047,833
                                                                    ============

                       See Notes to Financial Statements

Domini Social Index Portfolio
Statement of Changes in Net Assets

                                                Six Months Ended
                                                 January 31,2000    Year Ended
                                                   (unaudited)     July 31,1999
                                                   -----------     ------------
INCREASE (DECREASE) IN NET ASSETS
From Operations:
 Net investment income ....................... $    5,494,715   $    7,958,967
 Net realized gain on investments ............      1,935,089       15,875,272
 Net change in unrealized apprecation of
  investments ................................    100,618,029      163,202,630
                                               --------------   --------------
  Net Increase in Net Assets Resulting from
           Operations ........................    108,047,833      187,036,869
                                               --------------   --------------
Transactions in Investors' Beneficial
  Interest:
 Additions ...................................    294,103,369      531,746,685
 Reductions ..................................   (105,440,155)     (13,614,408)
                                               --------------   --------------
  Net Increase in Net Assets from Transactions
       in Investors' Beneficial Interests ....    188,663,214      518,132,277
                                               --------------   --------------
    Total Increase in Net Assets .............    296,711,047      705,169,146
NET ASSETS:
 Beginning of period .........................  1,347,404,781      642,235,635
                                               --------------   --------------
 End of period ............................... $1,644,115,828   $1,347,404,781
                                               ==============   ==============

================================================================================

Financial Highlights



                                     Six Months Ended                          Year Ended July 31,
                                      January 31,2000  --------------------------------------------------------------------
                                        (unaudited)           1999                 1998               1997            1996
                                        -----------       --------------        -----------         --------        --------
Net Assets (000's) ...........       $   1,644,116         $   1,347,405        $   642,236         $292,359        $100,401
Ratio of net investment income
   to average net assets .....                0.73%(1)              0.84%(1)           1.05%(2)         1.34%           1.48%(4)
Ratio of expenses to average
   net assets.................                0.22%(1)(3)           0.24%(1)(3)        0.24%(2)(3)      0.29%(3)        0.59%(3)(4)
Portfolio turnover rate ......                   2%                    8%                 5%               1%              5%

--------------------------------------------------------------------------------
(1) Reflects a voluntary expense reimbursement and fee waiver of 0.01% by the Manager. Had the manager not waived their fee and reimbursed expenses,the annualized ratios of net investment income and expense to average net assets for the six months ended January 31, 2000 would have been 0.72% and 0.23%, respectively, and for the year ended July 31, 1999 would have been 0.83% and 0.25%, respectively.
(2) Reflects a waiver of 0.01% of fees by the Manager due to limitations set forth in the Management Agreement. Had the Manager not waived their fees, the ratios of net investment income and expenses to average net assets for the year ended July 31, 1998 would have been 1.04% and 0.25%, respectively.
(3) Ratio of expenses to average net assets for the years ended July 31, 1999, 1998, 1997 and 1996 include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.20% for the six months ended January 31, 2000 and 0.20%, 0.20%, 0.25% and 0.50% for the years ended July 31, 1999, 1998, 1997 and 1996, respectively.
(4) Had the Expense Payment Agreement and Sponsor Arrangement not been in place, the ratios of net investment income and expense for the years ended July 31, 1996 would have been 1.14% and 0.85% respectively.

                       See Notes to Financial Statements

Domini Social Index Portfolio
Notes to Financial Statements
January 31, 2000 (unaudited)

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

Domini Social Index Portfolio (the "Index Portfolio") is registered under the Investment Company Act of 1940 (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Index Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social Index (the "Index"), which is a common stock index developed and maintained by Kinder, Lydenberg, Domini & Co., Inc. ("KLD"). The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Index Portfolio. The Index Portfolio commenced operations upon effectiveness on August 10, 1990 and began investment operations on June 3, 1991.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Index Portfolio's significant accounting policies.

       (A) Valuation of Investments: The Index Portfolio values securities at the last reported sale price, or at the last reported bid price if no sales are reported.

       (B) Dividend Income: Dividend income is reported on the ex-dividend date.

       (C) Federal Taxes: The Index Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Index Portfolio will be taxed on its share of the Index Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

       (D) Other: Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

                          January 31, 2000 (unaudited)

2.TRANSACTIONS WITH AFFILIATES.

       (A) Manager. Domini Social Investments LLC ("DSIL"or the "Manager") is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by the Manager consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Index Portfolio. For its services under the Management Agreement, the Manager receives from the Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20%. Until December, 1999 DSIL was waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Index Portfolio (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Index Portfolio. For the six months ended January 31, 2000, DSIL waived fees totalling $47,177.

       (B) Submanager. Mellon Equity provides investment submanagement services to the Index Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. Mellon Equity does not determine the composition of the Domini Social Index.

3.INVESTMENT TRANSACTIONS.

Cost of purchases and sales of investments,other than U.S. Government securities and short-term obligations,for the six months ended January 31, 2000 aggregated $189,841,588 and $26,354,461, respectively. Custody fees of the Portfolio were reduced by $152,700 which was compensation for uninvested cash left on deposit with the custodian.

Domini Social Equity Fund

Statement of Assets and Liabilities

January 31, 2000 (unaudited)

ASSETS:
  Investment in Domini Social Index Portfolio, at value (Note 1)  $1,317,797,272
  Receivable for fund shares sold ..............................         774,210
                                                                  --------------
    Total assets ...............................................   1,318,571,482
                                                                  --------------

LIABILITIES:
  Accrued expenses .............................................         912,366
                                                                  --------------

NET ASSETS .....................................................  $1,317,659,116
                                                                  ==============

NET ASSETS CONSIST OF:
  Paid-in capital ..............................................    962,658,744
  Undistributed net investment income/(loss) ...................       (219,261)
  Accumulated net realized gain from Portfolio .................         63,371
  Net unrealized appreciation from Portfolio ...................    355,156,262
                                                                 --------------
                                                                 $1,317,659,116
                                                                 ==============
Shares outstanding .............................................     33,277,433
                                                                 ==============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE ($1,317,659,116 / 33,277,433) ......................         $39.60
                                                                         ======

                       See Notes to Financial Statements

Domini Social Equity Fund

Statement of Operations

Six Months Ended January 31, 2000 (unaudited)

INCOME:
  Investment income from Portfolio .............................    $ 5,644,178
  Expenses from Portfolio ......................................      1,231,584
                                                                    -----------
  Net investment income from Portfolio .........................      4,412,594

EXPENSES:
  Sponsor fee (Note 2) .........................................      3,019,747
  12b-1 fees (Note 2) ..........................................        860,116
  Trustees fees ................................................         23,861
  Printing .....................................................         41,779
  Professional fees ............................................        104,604
  Transfer agent fees (Note 2) .................................        294,189
  Accounting fees ..............................................          6,021
  Shareholder communication ....................................        147,190
  Registration fees ............................................        134,693
  Miscellaneous ................................................            105
                                                                    -----------
                                                                      4,632,305
                                                                    -----------
NET INVESTMENT INCOME/(LOSS) .................................         (219,711)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN FROM PORTFOLIO:
  Net realized gain from Portfolio ...........................        1,554,078
  Net change in unrealized appreciation from Portfolio .......       80,813,618
                                                                    -----------
  Net realized and unrealized gain from Portfolio ............       82,367,696
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........      $82,147,985
                                                                    ===========


                       See Notes to Financial Statements

Domini Social Equity Fund

Statements of Changes in Net Assets


                                                                       Six Months Ended
                                                                       January 31,2000      Year Ended
                                                                        (unaudited)        July 31,1999
                                                                      -----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
  Net investment income ............................................. $     (219,711)     $       488,051
  Net realized gain from Portfolio ..................................      1,554,078           12,766,135
  Net change in unrealized appreciation from
    Portfolio .......................................................     80,813,618          134,855,974
                                                                      --------------      ---------------
    Net Increase in Net Assets Resulting from
      Operations ....................................................     82,147,985          148,110,160
                                                                      --------------      ---------------
Distributions and Dividends:
  Dividends to shareholders from net investment income...............       (116,389)            (619,766)
  Distributions to shareholders from net realized gain...............     (8,556,314)          (9,243,472)
                                                                      --------------      ---------------
    Net Decrease in Net Assets from Distributions and Dividends......     (8,672,703)          (9,863,238)
                                                                      --------------      ---------------
Capital Share Transactions:
  Proceeds from sale of shares.......................................    238,306,371          515,274,055
  Net asset value of shares issued in reinvestment of distributions
      and dividends..................................................      8,223,142            8,871,760
  Payments for shares redeemed.......................................    (85,323,428)         (81,309,174)
                                                                      --------------      ---------------
      Net Increase in Net Assets from Capital Share Transactions.....    161,206,085          442,836,641
                                                                      --------------      ---------------
        Total Increase in Net Assets.................................    234,681,367          581,083,563

NET ASSETS:
  Beginning of period................................................  1,082,977,749          501,894,186
                                                                      --------------      ---------------
  End of period (including undistributed net
    investment income of ($219,261) and
    $116,839, respectively).......................................... $1,317,659,116       $1,082,977,749
                                                                      ==============       ==============
OTHER INFORMATION
Share Transactions:
  Sold...............................................................      6,131,486           14,987,874
  Issued in reinvestment of distributions and dividends..............        200,781              257,946
  Redeemed...........................................................     (2,161,955)          (2,400,229)
                                                                       -------------      ---------------
  Net increase.......................................................      4,170,312           12,845,491
                                                                       =============       ==============


                       See Notes to Financial Statements

Domini Social Equity Fund

Financial Highlights


                                                                  Six Months Ended             Year Ended July 31,
                                                                  January 31,2000  --------------------------------------------
                                                                   (unauditied)      1999       1998        1997         1996
                                                                    ----------      ------     ------      -------     --------
Net Asset Value, beginning of period...........................       $37.21        $30.86     $25.43       $16.70       $14.85
Income from investment operations:                                  --------      --------    --------    --------     --------
Net investment income...........................................       (0.01)         0.02       0.01         0.11         0.16
Net realized and unrealized gain on investments.................        2.67          6.81       5.48         8.85         1.93
                                                                    --------      --------    --------    --------     --------
Total income from investment operations.........................        2.66          6.83       5.49         8.96         2.09
Less distributions and dividends:                                   --------      --------    --------    --------     --------
Dividends to shareholders from net investment income............         --         (0.03)     (0.01)       (0.11)       (0.16)
Distributions to shareholders from net realized gain............       (0.27)        (0.45)     (0.05)       (0.12)       (0.08)
                                                                    --------      --------    --------    --------     --------
Total distributions.............................................       (0.27)        (0.48)     (0.06)       (0.23)       (0.24)
                                                                    --------      --------    --------    --------     --------
Net asset value, end of period..................................      $39.60        $37.21     $30.86       $25.43       $16.70
Ratios/supplemental data                                            ========      ========    ========    ========     ========

Total return....................................................        9.16%*       22.26%      21.58%       54.01%       14.11%
Net assets, end of year (in 000's)..............................  $1,317,659    $1,082,978    $501,894     $212,310      $80,915
Ratio of expenses to average net assets.........................     0.97%(1)*     0.98%(1)    1.17%(2)     0.98%(3)     0.98%(3)
Ratio of net investment income to average net assets............     0.04%(1)*     0.06%(1)    0.07%(3)     0.62%(3)     1.01%(3)

-------------------------------------------------------------------------------
(1) Reflects a voluntary waiver of expenses by the Manager of the Index Portfolio. Had the Manager not waived their fees, the ratios of expenses and net investment income to average net assets would have been 0.98% and 0.03%, respectively, for the six months ended January 31, 2000 and 0.99% and 0.05%, respectively for the year ended July 31, 1999.
(2) Reflects a non-recurring payment to the Fund's former administrator by the Fund of $650,000 in connection with the termination of the expense payment arrangements with the Fund's former administrator and other such expenses incurred by the Fund in connection with the termination of such arrangements. Had such non-recurring expenses not been included, expenses and net investment income to average net assets would have been 0.98% and 0.27%, respectively.
(3) Had the expense payment agreement not been in place the ratio of expenses and net investment income to average net assets for the years ended July 31,1997 and 1996, would have been 0.84% and 0.76%, and 1.07% and 0.92%
     respectively.
 *   Annualized.

                       See Notes to Financial Statements

Domini Social Equity Fund Notes to Financial Statements

January 31, 2000 (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Domini Social Equity Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Fund invests substantially all of its assets in the Domini Social Index Portfolio (the "Portfolio"), an open-end, diversified management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 80.1% at January 31, 2000). The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

        (A) Valuation of Investments. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

        (B) Investment Income and Dividends to Shareholders. The Fund earns income daily, net of Portfolio expenses, on its investments in the Portfolio. Dividends to shareholders are declared and paid semiannually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

        (C) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

                         January 31, 2000 (unaudited)

        (D) Other. All net investment income and unrealized gains and losses of the Portfolio is allocated pro rata among the Fund and the other investors in the Portfolio.

2. TRANSACTIONS WITH AFFILIATES.

        (A) Manager. The Index Portfolio has retained Domini Social Investments LLC ("DSIL" or the Manager) to serve as investment manager and administrator. The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services, including the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, the Manager receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Index Portfolio's average daily net assets. Until December, 1999 DSIL was waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Index Portfolio (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Index Portfolio. For the six months ended January 31, 2000, DSIL waived fees totalling $47,177.

        (B) Submanager. Mellon Equity provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. Mellon Equity does not determine the composition of the Domini Social Index.

        (C) Sponsor. Pursuant to a Sponsorship Agreement, dSIL provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by DSIL to the Index Portfolio under the Management Agreement, DSIL answers questions from the general public and the media regarding the composition of the Domini Social Index and the securities holdings of the Index Portfolio. For these services and facilities, DSIL receives fees computed and paid monthly from the Fund at an annual rate equal to 0.50% of the average daily net assets of the Fund. Since December 1, 1999, DSIL has reduced its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.95% of the average daily net assets of the Fund and at 0.98% of the average net assets of the Fund for the period August 1, 1999 to November 30, 1999. This waiver is voluntary and may be reduced or terminated at any time. For the six months ended January 31, 2000, it was not necessary for DSIL to waive its sponsor fee.

                         January 31, 2000 (unaudited)

        (D) Distribution. The Trustees of the Fund have adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services, LLC, a wholly owned subsidiary of DSIL (the Distributor) acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. The Distributor acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expense (including rent and overhead) and equipment. Under the Distribution Plan, the Distributor may receive a fee from the Fund at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or reimbursement for, costs and expenses incurred in connection with the sale of shares of the Fund.

        (E) Other. Certain officers of the Fund are also officers of the former transfer agent, FSSI. Total fees paid to FSSI for the six months ended January 31, 2000 were approximately $114,000.

3. INVESTMENT TRANSACTIONS.

Additions and reductions in the Fund's investment in the Portfolio aggregated $239,361,450 and $90,744,150, respectively

Domini Social Investments LLC

P.O. Box 60494
King of Prussia, PA 19406-0494
800-762-6814
www.domini.com

Portfolio Investment Manager
and Fund Sponsor:

Domini Social Investments LLC
11 West 25th Street, 7th Floor
New York, NY 10010

Custodian:

Investors Bank &
Trust Company
Boston, MA

Distributor:
DSIL Investment Services LLC
11 West 25th Street, 7th Floor
New York, NY 10010
800-762-6814

Portfolio Investment
Submanager:
Mellon Equity Associates
Pittsburgh, PA

Legal Counsel:
Bingham Dana LLP
Boston, MA

Transfer Agent:
PFPC Global Fund Service
King of Prussia, PA

Domini [ART]                                                    Bulk Third Class
------------------------                                          U.S. POSTAGE
SOCIAL INVESTMENTS (SM)                                               PAID
                                                                 Permit No. 19
P.O. Box 60494                                                     Hudson, MA
King of Prussia, PA 19406-0494


800-762-6814
www.domini.com



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